OraSure Technologies Investor presentation september 2020 Exhibit 99.1

Forward-Looking Statements Disclaimer This presentation contains certain forward-looking statements, including with respect to expected revenues and earnings/loss per share. Forward-looking statements are not guarantees of future performance or results. Known and unknown factors that could cause actual performance or results to be materially different from those expressed or implied in these statements include, but are not limited to: ability to successfully manage and integrate acquisitions of other companies in a manner that complements or leverages our existing business, or otherwise expands or enhances our portfolio of products and our end-to-end service offerings, and the diversion of management’s attention from our ongoing business and regular business responsibilities to effect such integration; the expected economic benefits of acquisitions (and increased returns for our stockholders), including that the anticipated synergies, revenue enhancement strategies and other benefits from the acquisitions may not be fully realized or may take longer to realize than expected and our actual integration costs may exceed our estimates; impact of increased or different risks arising from the acquisition of companies located in foreign countries; ability to market and sell products, whether through our internal, direct sales force or third parties; impact of significant customer concentration in the genomics business; failure of distributors or other customers to meet purchase forecasts, historic purchase levels or minimum purchase requirements for our products; ability to manufacture products in accordance with applicable specifications, performance standards and quality requirements; ability to obtain, and timing and cost of obtaining, necessary regulatory approvals for new products or new indications or applications for existing products; ability to comply with applicable regulatory requirements; ability to effectively resolve warning letters, audit observations and other findings or comments from the U.S. Food and Drug Administration (“FDA”) or other regulators; the impact of the novel coronavirus (“COVID-19”) pandemic on our business and our ability to successfully develop new products, validate the expanded use of existing collector products and commercialize such products for COVID-19 testing; changes in relationships, including disputes or disagreements, with strategic partners or other parties and reliance on strategic partners for the performance of critical activities under collaborative arrangements; ability to meet increased demand for the Company’s products; impact of replacing distributors; inventory levels at distributors and other customers; ability of the Company to achieve its financial and strategic objectives and continue to increase its revenues, including the ability to expand international sales; ability to identify, complete, integrate and realize the full benefits of future acquisitions; impact of competitors, competing products and technology changes; reduction or deferral of public funding available to customers; competition from new or better technology or lower cost products; ability to develop, commercialize and market new products; market acceptance of oral fluid or urine testing, collection or other products; market acceptance and uptake of microbiome informatics, microbial genetics technology and related analytics services; changes in market acceptance of products based on product performance or other factors, including changes in testing guidelines, algorithms or other recommendations by the Centers for Disease Control and Prevention (“CDC”) or other agencies; ability to fund research and development and other products and operations; ability to obtain and maintain new or existing product distribution channels; reliance on sole supply sources for critical products and components; availability of related products produced by third parties or products required for use of our products; impact of contracting with the U.S. government; impact of negative economic conditions; ability to maintain sustained profitability; ability to utilize net operating loss carry forwards or other deferred tax assets; volatility of the Company’s stock price; uncertainty relating to patent protection and potential patent infringement claims; uncertainty and costs of litigation relating to patents and other intellectual property; availability of licenses to patents or other technology; ability to enter into international manufacturing agreements; obstacles to international marketing and manufacturing of products; ability to sell products internationally, including the impact of changes in international funding sources and testing algorithms; adverse movements in foreign currency exchange rates; loss or impairment of sources of capital; ability to attract and retain qualified personnel; exposure to product liability and other types of litigation; changes in international, federal or state laws and regulations; customer consolidations and inventory practices; equipment failures and ability to obtain needed raw materials and components; the impact of terrorist attacks and civil unrest; and general political, business and economic conditions. These and other factors that could affect the Company’s results are discussed more fully in the Company’s Securities and Exchange Commission (“SEC”) filings, including our registration statements, Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, and other filings with the SEC. Although forward-looking statements help to provide information about future prospects, readers should keep in mind that forward-looking statements may not be reliable. The forward-looking statements are made as of the date of this presentation and OraSure Technologies undertakes no duty to update these statements.

Company Snapshot 1 Excludes net revenue of cryosurgical business, which was divested in August 2019 2 Cash and cash equivalents, short-term investments, and long-term investments as of June 30, 2020 Note: Other revenue consists of royalty income and funded research and development, grants, and reimbursement of certain costs Sampling tools, services and diagnostics to understand what’s in us, on us, and around us. 470 employees $266 million in cash2 on balance sheet; no debt Offices in U.S., Canada and Belgium Products registered in 89 countries $148 million in net revenue in 20191 Active business development program 2019 Revenue by segment1 Services 4% Diagnostics (ID and RAT) 48%

Investment Rationale Multiple Near-term COVID-19 Opportunities and Long-term Growth Drivers Market leading microbiome products and services offer tremendous growth potential Continued expansion in global markets with OraQuick HIV Self-Test and OraQuick HCV test Investment in manufacturing capacity and improved production efficiency continues Well positioned for global COVID-19 response: rapid antigen self-test and oral fluid antibody test under development with expected Q4 EUA; existing oral fluid self-collection devices included in EUAs $266 million in cash1 on balance sheet and no debt supports ongoing business development activities that have generated four acquisitions and one divesture since January ‘19 1 Cash and cash equivalents, short-term investments, and long-term investments as of June 30, 2020

Improving Global Access to Accurate Healthcare Information Experts in sample collection, preservation and diagnostics Over 20 years of proprietary knowledge in oral fluid testing enables self collection and rapid in-home results Broad, well-established channels of distribution across global public health, academic and research institutions, laboratories, employers, hospitals, physician offices, pharmacies and direct-to-consumer Leadership in infectious disease, genomics and emerging microbiome fields Innovative technologies to collect and analyze molecular samples

Capitalizing on Next-generation Health and Wellness Technologies Innovative sampling tools, services and diagnostics help people understand what’s in us, on us, and around us Unlocking access to accurate essential information that advances global health and well-being Driving access to multiple layers of information and data to understand health, wellness and disease states Differentiated products with competitive profiles in large attractive markets - many in their early days

OraSure Solutions Best-in-class tools and chemistries Multiple samples/analytes Study design Customization Single-order fulfillment Wet lab & sequencing Analysis Consulting Infectious disease Substance abuse testing Sampling Sample collection & stabilization devices to drive discovery and access Services Data analytics and AI, multiomic view to health & wellness Diagnostics Selection of high value/ actionable testing

Innovation and Expertise in Infectious Disease Diagnostics Our technologies are the ideal platform for the emerging trends in diagnostic testing Directly suited for the current COVID-19 testing dynamic Leveraging our proven experience with HIV Self-Test and Rapid Ebola Antigen Test to develop a Coronavirus Antigen Rapid Self-test Our unique platform for HIV and HCV provides accurate and easy-to-administer testing methods Bringing our innovation and expertise in infectious disease diagnostics and sample collection to the fight against COVID-19 and the global eradication of HIV

Three Distinct COVID-19 Opportunities: Current Progress+ OraQuick Coronavirus Rapid Antigen Self-test Would use a nasal sample easily collected from the lower nostril to maximize accuracy and convenience Currently in clinical testing with human subjects Expected launch in Q4 2020 following EUA Initial launch will be Professional Test for symptomatic individuals; second phase will be Prescription Self-test; third phase for Over-The-Counter use in asymptomatic individuals. EUA for first two phases expected in Q4 2020 COVID-19 ELISA Antibody Test Potential to be the first COVID-19 antibody test to use oral fluid samples Expected launch in Q4 2020 following EUA Oral Fluid Collection Devices for COVID-19 Molecular Testing Sample collection products included in multiple customer EUAs and lab validated workflows; incorporated into diverse range of back to school and back to work programs nationwide $9M in revenue recorded in first half of 2020 +As of 8/31/20*

Game-changing test to detect active COVID-19 infection anytime, anywhere with direct results a short time later No instrumentation or trained personnel required to administer the test or to read results Enables testing scale BARDA contract to develop a coronavirus rapid antigen self-test Based on our proven OraQuick® platform (HIV, HCV, Ebola) Aiming for Q420 launch after receipt of EUA OraQuick Coronavirus Rapid Antigen Self-Test Coronavirus Rapid Antigen Self-Test IN DEVELOPMENT Ideal for in-home testing to prevent the spread of COVID-19 No other COVID-19 test to date provides in-home results

OraQuick Coronavirus Rapid Antigen Self-Test: Three Parallel Pathways to Launch Phased approach to EUA to bring product to market as quickly as possible Clinical Trial Pathway Rapid antigen self-test is currently in human clinical testing This will provide the necessary, real-use data to file for FDA EUA and enable OraSure to bring the test widely to market Manufacturing to Scale Expanding manufacturing capacity to meet anticipated demand, ahead of EUA 1 2 3 Professional Test: Professional market for testing symptomatic individuals with suspected COVID-19 infection Prescription-use self-test: Prescription-use self-test for symptomatic individuals with suspected COVID-19 infection OTC Self-Test: Self-test for symptomatic and asymptomatic individuals EUA for Phases 1 and 2 in Q4 2020

To-date, there are no other oral fluid COVID-19 antibody tests Easy and non-invasive self-collection ELISA Microplate lab-based oral fluid test Short turn-around time and high-throughput Ideal for surveillance data BARDA contract to develop Aiming for initial product sales and EUA in Q420 Sars-Cov-2 Oral Fluid Antibody Test Collect Sample with OraSure Device Insert the device into the buffer Lab processes the sample and runs an ELISA test IN DEVELOPMENT

All-in-one, easy, reliable and non-invasive self-collection High quality DNA and RNA Ambient temperature stability Compatible with high throughput processing Four customers to date* have received EUAs incorporating our sample collection products with more expected to follow All-in-one solutions for self-collection of samples for molecular COVID-19 testing OM-505 OR-100** OGD-500 VALIDATING WITH PARTNERS VALIDATING WITH PARTNERS *As of 8/31/20 **OR-100 is the format for the US market. Outside of the US, it is the ORE-100 format

Expansion of Manufacturing Capacity to Meet Anticipated Demand for COVID-19 Opportunities Current capacity for 35 million OraQuick test per year including HIV, HCV and Ebola tests+ Installation of new lines will expand total capacity for all tests to 55 million tests per year Further expansion will allow 70 million total tests per year including HIV, HCV and Ebola Today Q1 2021 Q3 2021 OraQuick Coronavirus Rapid Antigen Self-Test +Approximately half of this capacity is devoted to HIV, HCV, and Ebola testing *Approximately 7 to 8 million units expected to be used for non-COVID applications ++ Approximately 3 million for existing products Current capacity for 35 million units per year including non-COVID kits* Installation of new lines will increase total capacity for all kits to 75 million units per year Today Q2 2021 COVID-19 Molecular Sample Collection Further expansion will allow 80 million total kits per year including non-COVID Q3 2021 Sars-Cov-2 Oral Fluid Antibody Test Collection Device Current capacity for 10 million units per year including existing products++ Installation of new lines will expand total capacity to 20 million tests per year including existing products Today Q4 2021

Trailblazer in HIV Self-Testing First and only rapid HIV in-home test approved by FDA First and only WHO-prequalified rapid oral HIV self-test Source: WHO/UNITAID/UNAIDS 21% of the 38 million people with HIV do not know their status Safe, accurate, convenient point-of-care and in-home HIV tests key to identifying HIV positive patients and linking them to care Global HIV Self-Test market expected to grow at 45% CAGR over next 5 years Opportunities in Africa with UNITAID STAR program expansion, Europe, Eastern Europe, Central Asia and Latin America OraSure is International HIV Self-Test market share leader with oral fluid self-collection and in-home result

Well-Positioned to Play an Important Role in the Eradication of HIV in the U.S. ENDING THE HIV EPIDEMIC: THE PLAN FOR AMERICA The Plan for America continues with $267 million in FY 2020 funding and meaningful increase proposed for FY 2021 Reaching the difficult to reach is key to achieving plan goals Rapid testing is an important tool OraSure has the only FDA-approved OTC self-test in the U.S. UrSure acquisition adds PrEP adherence testing to portfolio COVID-19 IMPACT CDC is encouraging funded sites to use in-home self-testing for HIV in order to continue testing while complying with COVID-19 safety restrictions. Public health departments are increasing purchases of our FDA approved in-home HIV test

Hepatitis C Source: WHO & CDC * VWB and FSWB only 81% of the estimated 71 million people with chronic Hepatitis C do not know their status Antiviral medications can now cure 95%+ of those infected but access to diagnosis and treatment is low Opioid crisis is fueling the Hepatitis C epidemic OraSure makes the first and only FDA-approved, CLIA-waived rapid HCV test* $10 million in the 2020 federal budget to diagnose infectious disease from the opioid epidemic. Federal budget proposal for FY 2021 requests $40 million $341 million for CDC’s viral hepatitis surveillance & prevention awards, including testing, being issued to states and major jurisdictions OraSure’s HCV POC test will play an important role in reaching the hard-to-reach people who are driving a majority of the infections Anticipate an eventual return to more normal levels of revenue after COVID-19 begins to resolve

Opportunities in Substance Abuse Testing New federal guidelines permit oral fluid drug testing SAMHSA estimates oral fluid testing will grow from 7% today to 25% of total testing by 2025 OraSure pioneered oral fluid testing for substance abuse Socially distanced, easier, less costly and more efficient sample collection

DNA Genotek: The Magic Behind Human Genomics DNA Genotek “has done for DNA collection what Google did for Web searches: made it ridiculously simple and efficient.” – TIME Magazine Pioneer in DNA/RNA sample collection, stabilization and preparation products Technology stabilizes DNA for long periods of time at ambient temperatures Increased interest in sample collection due to COVID-19 Illustration depicts Oragene self-collection kit

Microbiome Impact on Healthcare The microbiome is believed to influence many diseases and biological processes Gastrointestinal diseases, Type 1&2 Diabetes, skin conditions, the urinary tract, women’s health and neonatal health It provides a means of intercepting disease and personalizing treatments Diagnostics, therapeutics and preventive medicine are all enabled with this new perspective Multiple research reports project mid-teens growth for the microbiome market from 2019-2024

Services: Unmatched Offering From Sample to Answer Blue-chip customer base and technical innovation in microbiome analysis and DNA Genotek’s microbiome sampling kits Integrating lab operations in Minnesota Consolidated CoreBiome and Diversigen services under Diversigen brand Diversigen represents experts with 100+ years of microbiome experience and 300+ scientific publications with ~100,000 citations Combined operation offers science-driven, customized solutions for metagenomics sequencing, bioinformatics, and statistical analysis for the study of the microbiome

Multiomics: New Health Paradigm End-to-end quality in sampling, services, and bioinformatics Multifactorial examination of an individual’s health Informing health, wellness, infectious disease, chronic disease and cancer Introduced first and only commercially available device for in-home, self-collection of fecal samples for metabolomics URINE BLOOD GUT ORAL OTHER SKIN VAGINAL Sample

Business Development 1 Cash and cash equivalents, short-term investments, and long-term investments as of June 30, 2020 Using robust balance sheet to create revenue and shareholder value Considering infectious disease possibilities as well as molecular $266 million in cash on balance sheet1 with no debt Target rich environment Four completed acquisitions 2019-2020 Committed to doing the right deal, for the right price, at the right time Continue to seek acquisitions that are accretive to our innovation-based growth strategy